FIFTH AMENDMENT TO LEASE AGREEMENT IY)a.rc,k THIS FIFTH AMENDMENT TO LEASE AGREEMENT (this "Fifth Amendment") 1s made as of ..EQbrual)' LJ,,, 2020, by and between ARE-SD REGION NO. 20, LLC, a Delaware l1m1ted hab11ity company ("Landlord\ and MIRA Tl THERAPEUTICS, INC., a Delaware corporation ("Tenant") RECITALS A. Landlord and Tenant entered mto that certain Lease Agreement dated as of June 4, 2014, as amended by that certain First Amendment to Lease Agreement dated as of March 23, 2017, as further amended by that certain Second Amendment to Lease Agreement dated as of April 5, 2018, as further amended by that certain Third Amendment to Lease Agreement dated as of August 2, 2018, and as further amended by that certain Amended and Restated Fourth Amendment to Lease Agreement dated as of October 30, 2019 (the "Fourth Amendment")(as amended, the "Lease") Pursuant to the Lease, Tenant leases certain premises cons1stmg of approximately 24,033 rentable square feet ("Existing Premises") 1n a building located at 9393 Towne Centre Drive, San Diego, Cahforn1a The Existing Premises are more particularly described 1n the Lease Capitalized terms used herein without defm1t1on shall have the meanings defined for such terms m the Lease B. Landlord and Tenant desire, subject to the terms and cond1t1ons set forth below, to amend the Lease to, among other things, expand the size of the Exrstrng Premises by adding that portion of the Bu,ldrng commonly known as Suite 230, containing approximately 2,898 rentable square feet on the second floor of the Bu1ldrng (the "Second Expansion Premises"), as shown on Exhibit A attached to this Fifth Amendment NOW, THEREFORE, in consideration of the foregoing Recitals, which are incorporated herein by th,s reference, the mutual promises and cond1t1ons contained herein, and for other good and valuable cons1derat1on, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows 1. Second Expansion Premises In add1t1on to the Exrstmg Premises, commencing on the Second Expansion Premises Commencement Date (as defined below), Landlord leases to Tenant, and Tenant leases from Landlord, the Second Expansion Premises 2. Delivery The "Second Expansion Premises Commencement Date" shall be the date that 1s 1 business day after the mutual execution and delivery of this Fifth Amendment by the parties Upon request of Landlord, Tenant shall execute and deliver a written acknowledgment of the Second Expansion Premises Commencement Date m a form substantially s1m1lar to the form of the "Acknowledgement of Second Expansion Premises Commencement Date" attached hereto as Exhibit B. provided, however, Tenant's failure to execute and deliver such acknowledgment shall not affect the parties' rights hereunder Except as set forth m this Fifth Amendment. (1) Tenant shall accept the Second Expansion Premises rn their "as-rs" condition as of the Second Expansion Premises Commencement Date, subJect to all applicable Legal Reqwrements, {11) Landlord shall have no obl1gat1on for any defects in the Second Expansion Premises; and (111) Tenant's taking possession of the Second Expansion Premises shall be conclusive evidence that Tenant accepts the Second Expansion Premises and that the Second Expansion Premises were rn good condition at the time possession was taken Tenant agrees and acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the cond1t1on of all or any portion of the Second Expansion Premises, and/or the su1tab1hty of the Second Expansion Premises for the conduct of Tenant's business, and Tenant waives any implied warranty that the Second Expansion Premises are suitable for the Permitted Use. Copynght Q ;W05, A /exandna Real Estate Equ11Jes Inc ALL <l) RIGHTS RESERVCD Confidential and Propnetary- Do Nol Copy or Distribute Ale.x.nndrla and llreAJ~xo.ndnJ Logo are .... llXANDRIA regis1ered trademarks of A!exandna ReA.I E.,;rate Equmes, Inc 736301402 2

3. **Definition of Premises and Rentable Area of Premises**. Commencing on the Second Expansion Premises Commencement Date, the defined terms "**Premises**" and "**Rentable Area of Premises**" on Page 1 of the Lease is deleted in its entirety and replaced with the following

"**Premises:** Those portions of the first and second floors of the Building consisting of approximately 26,931 rentable square feet, commonly known as (i) Suite 200 containing approximately 8,318 rentable square feet of office space ("**Suite 200**"), (ii) Suite 210 containing approximately 2,564 rentable square feet of office space ("**Suite 210**"), (iii) Suite 220 containing approximately 1,646 rentable square feet of laboratory space ("**Suite 220**"), (iv) Suite 240 containing approximately 2,295 rentable square feet of laboratory space ("**Suite 240**"), (v) Suite 250 containing approximately 3,096 rentable square feet of office space ("**Suite 250**"), (vi) Suite 110 containing approximately 6,116 rentable square feet of office and laboratory space ("**Suite 110**"), and (vii) Suite 230 containing approximately 2,898 rentable square feet of laboratory space, as shown on **Exhibit A** Suite 200, Suite 210 and Suite 250 may be collectively referred to herein as the '**Office Premises** '"

"**Rentable Area of Premises:** 26,931 sq ft "

Exhibit A attached to the Lease is amended as of the Second Expansion Premises Commencement Date to include **Exhibit A** attached to this Fifth Amendment

4. **Base Rent**.

a. Existing Premises Tenant shall continue paying Base Rent with respect to the Existing Premises as provide in the Lease through the Termination Date (as defined in the Fourth Amendment)

b. Second Expansion Premises Tenant shall not be required to pay Base Rent with respect to the Second Expansion Premises through the Termination Date (as defined in the Fourth Amendment).

5. **Tenant's Share** Commencing on the Second Expansion Premises Commencement Date, the defined term "**Tenant's Share of Operating Expenses of Building**" on page 1 of the Lease shall be deleted in its entirety and replaced with the following

"**Tenant's Share of Operating Expenses of Building** 64 46%"

6. **Term** The Term of the Lease with respect to the entire Premises including, without limitation, the Second Expansion Premises, shall terminate on the Termination Date

7. **Parking** Subject to the terms of Section 10 of the original Lease, commencing on the Second Expansion Premises Commencement Date, Tenant shall have the right to use an additional 9 parking spaces

8. **Brokers**. Landlord and Tenant each represents and warrants that it has not dealt with any broker, agent or other person (collectively, "**Broker**") in connection with the transaction reflected in this Fifth Amendment and that no Broker brought about this transaction Landlord and Tenant each hereby agrees to indemnify and hold the other harmless from and against any claims by any Broker claiming a commission or other form of compensation by virtue of having dealt with Tenant or Landlord, as applicable, with regard to this Fifth Amendment

9. **OFAC** Tenant and all beneficial owners of Tenant are currently (a) in compliance with and shall at all times during the Term of the Lease remain in compliance with the regulations of the Office of Foreign Assets Control ("**OFAC**") of the U S Department of Treasury and any statute, executive

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order, or regulation relating thereto (collectively, the "**OFAC Rules**"), (b) not listed on, and shall not during the term of the Lease be listed on, the Specially Designated Nationals and Blocked Persons List, Foreign Sanctions Evaders List, or the Sectoral Sanctions Identification List, which are all maintained by OFAC and/or on any other similar list maintained by OFAC or other governmental authority pursuant to any authorizing statute, executive order, or regulation, and (c) not a person or entity with whom a U S person is prohibited from conducting business under the OFAC Rules

10. <u>**California Accessibility Disclosure**</u> For purposes of Section 1938(a) of the California Civil Code, Landlord hereby discloses to Tenant, and Tenant hereby acknowledges, that the Project has not undergone inspection by a Certified Access Specialist (CASp) In addition, the following notice is hereby provided pursuant to Section 1938(e) of the California Civil Code "A Certified Access Specialist (CASp) can inspect the subject premises and determine whether the subject premises comply with all of the applicable construction-related accessibility standards under state law Although state law does not require a CASp inspection of the subject premises, the commercial property owner or lessor may not prohibit the lessee or tenant from obtaining a CASp inspection of the subject premises for the occupancy or potential occupancy of the lessee or tenant, if requested by the lessee or tenant The parties shall mutually agree on the arrangements for the time and manner of the CASp inspection, the payment of the fee for the CASp inspection, and the cost of making any repairs necessary to correct violations of construction-related accessibility standards within the premises " In furtherance of and in connection with such notice (i) Tenant, having read such notice and understanding Tenant's right to request and obtain a CASp inspection, hereby elects not to obtain such CASp inspection and forever waives its rights to obtain a CASp inspection with respect to the Premises, Building and/or Project to the extent permitted by Legal Requirements, and (ii) if the waiver set forth in clause (i) hereinabove is not enforceable pursuant to Legal Requirements, then Landlord and Tenant hereby agree as follows (which constitute the mutual agreement of the parties as to the matters described in the last sentence of the foregoing notice) (A) Tenant shall have the one-time right to request for and obtain a CASp inspection, which request must be made, if at all, in a written notice delivered by Tenant to Landlord; (B) any CASp inspection timely requested by Tenant shall be conducted (1) at a time mutually agreed to by Landlord and Tenant, (2) in a professional manner by a CASp designated by Landlord and without any testing that would damage the Premises, Building or Project in any way, and (3) at Tenant's sole cost and expense, including, without limitation, Tenant's payment of the fee for such CASp inspection, the fee for any reports prepared by the CASp in connection with such CASp inspection (collectively, the "**CASp Reports**") and all other costs and expenses in connection therewith, (C) the CASp Reports shall be delivered by the CASp simultaneously to Landlord and Tenant, (D) Tenant, at its sole cost and expense, shall be responsible for making any improvements, alterations, modifications and/or repairs to or within the Premises to correct violations of construction-related accessibility standards including, without limitation, any violations disclosed by such CASp inspection, and (E) if such CASp inspection identifies any improvements, alterations, modifications and/or repairs necessary to correct violations of construction-related accessibility standards relating to those items of the Building and Project located outside the Premises that are Landlord's obligation to repair as set forth in the Lease, then Landlord shall perform such improvements, alterations, modifications and/or repairs as and to the extent required by Legal Requirements to correct such violations, and Tenant shall reimburse Landlord for the cost of such improvements, alterations, modifications and/or repairs within 10 business days after Tenant's receipt of an invoice therefor from Landlord

11. <u>**Miscellaneous**</u>

a. This Fifth Amendment is the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous oral and written agreements and discussions This Fifth Amendment may be amended only by an agreement in writing, signed by the parties hereto

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b. This Fifth Amendment is binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns

c. This Fifth Amendment may be executed in 2 or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature process complying with the U.S federal ESIGN Act of 2000) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes Electronic signatures shall be deemed original signatures for purposes of this Fifth Amendment and all matters related thereto, with such electronic signatures having the same legal effect as original signatures

d. Except as amended and/or modified by this Fifth Amendment, the Lease is hereby ratified and confirmed and all other terms of the Lease shall remain in full force and effect, unaltered and unchanged by this Fifth Amendment In the event of any conflict between the provisions of this Fifth Amendment and the provisions of the Lease, the provisions of this Fifth Amendment shall prevail Whether or not specifically amended by this Fifth Amendment, all of the terms and provisions of the Lease are hereby amended to the extent necessary to give effect to the purpose and intent of this Fifth Amendment

[Signatures are on the next page]

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IN WITNESS WHEREOF the parties hereto have executed this Fifth Amendment as of the day and year first above written

TENANT:

MIRATI THERAPEUTICS, INC.,
a Delaware corporation

By ____________________
Its ____________________

LANDLORD:

ARE-SD REGION NO. 20, LLC,
a Delaware limited liability company

By ALEXANDRIA REAL ESTATE EQUITIES, L P,
a Delaware limited partnership,
managing member

By ARE-QRS CORP,
a Maryland corporation,
general partner

By ____________________
Its Vice President RE Legal Affairs

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IN WITNESS WHEREOF the parties hereto have executed this Fifth Amendment as of the day and year first above written

TENANT:

MIRATI THERAPEUTICS, INC.,
a Delaware corporation

By: /s/ [signature]
Its: Chief Accounting Officer

LANDLORD:

ARE-SD REGION NO. 20, LLC,
a Delaware limited liability company

By ALEXANDRIA REAL ESTATE EQUITIES, L P ,
a Delaware limited partnership,
managing member

By ARE-QRS CORP ,
a Maryland corporation,
general partner

By ____________________
Its ____________________

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Exhibit A

Second Expansion Premises



ALEXANDRIA.

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736301402.2

Exhibit B

Acknowledgment of Second Expansion Premises Commencement Date

This **ACKNOWLEDGMENT OF SECOND EXPANSION PREMISES COMMENCEMENT DATE** is made this _____ day of _____________, ____, between **ARE-SD REGION NO. 20, LLC**, a Delaware limited liability company ("**Landlord**"), and **MIRATI THERAPEUTICS, INC.**, a Delaware corporation ("**Tenant**"), and is attached to and made a part of the Lease Agreement dated as of June 4, 2014, as amended by that certain First Amendment to Lease Agreement dated as of March 23, 2017, as further amended by that certain Second Amendment to Lease Agreement dated as of April 5, 2018, as further amended by that certain Third Amendment to Lease Agreement dated as of August 2, 2018, as further amended by that certain Amended and Restated fourth Amendment to Lease Agreement dated as of October 30, 2019, and as further amended by that certain Fifth Amendment to Lease dated as of _________, 2020 (as amended, the "**Lease**"), by and between Landlord and Tenant Any initially capitalized terms used but not defined herein shall have the meanings given them in the Lease

Landlord and Tenant hereby acknowledge and agree, for all purposes of the Lease, that the Second Expansion Premises Commencement Date is _____________, _____ In case of a conflict between the terms of the Lease and the terms of this Acknowledgment of Second Expansion Premises Commencement Date, this Acknowledgment of Second Expansion Premises Commencement Date shall control for all purposes

IN WITNESS WHEREOF, Landlord and Tenant have executed this ACKNOWLEDGMENT OF SECOND EXPANSION PREMISES COMMENCEMENT DATE to be effective on the date first above written

TENANT:

MIRATI THERAPEUTICS, INC.,
a Delaware corporation

By ______________________________
Its ______________________________

LANDLORD:

ARE-SD REGION NO. 20, LLC,
a Delaware limited liability company

By ALEXANDRIA REAL ESTATE EQUITIES, L P ,
a Delaware limited partnership,
managing member

By ARE-QRS CORP ,
a Maryland corporation,
general partner

By ______________________________
Its ______________________________

ALEXANDRIA
Copyright © 2005, Alexandria Real Estate Equities, Inc ALL RIGHTS RESERVED Confidential and Proprietary – Do Not Copy or Distribute Alexandria and the Alexandria Logo are registered trademarks of Alexandria Real Estate Equities, Inc

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